Fourth Quarter 2008
January 22, 2009
Filed by A. O. Smith Corporation
pursuant to Rule 425 under the
Securities Act of 1933, as amended, and
deemed filed pursuant to Rule 14a-12
under the Securities Exchange Act of
1934, as amended.
Subject Company: A. O. Smith
Corporation
Subject Company’s Commission File
No.: 1-475
Exhibit 99.2

Forward Looking Statements
This presentation contains statements that we believe are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the use of words such as “may,” “will,” “expect,” “intend,” “estimate,”
“anticipate,” “believe,” “continue,” or words of similar meaning. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated as of the date of this release. Factors that could cause such a variance include, among others, the following: significant volatility in raw material prices; competitive pressures on the company’s businesses; inability to implement pricing actions; negative impact of future pension contributions on the company’s ability to generate cash flow; instability in the company’s electric motor and water products markets; further weakening in housing construction; further weakening in commercial construction; a further slowdown in the Chinese economy; expected restructuring savings realized; further adverse changes in customer liquidity and general economic and capital market conditions; any failures to realize the anticipated benefits of the proposed Smith Investment transaction; the failure of A. O. Smith or Smith Investment stockholders to approve the proposed merger; the outcome of the proposed transaction, if completed; the ability to satisfy the conditions to the proposed transaction; the impact of the proposed transaction or any other transaction on A. O.
Smith’s or Smith Investment’s respective businesses, and the possibility of adverse publicity or litigation and the outcome thereof and the costs and expenses associated therewith.
Forward-looking statements included in this conference call are made only as of the date of this presentation, and the company is under no obligation to update these statements to reflect subsequent events or circumstances.  All subsequent written and oral forward-looking statements attributed to the company, or persons acting on its behalf, are qualified entirely by these cautionary statements.
This presentation contains certain non-GAAP financial measures as that term is defined by the
SEC. Non-GAAP financial measures are generally identified by “Adjusted” (Adj.) or “Before
Restructuring”.

2008 Highlights
Sales of $2.3 billion; flat with 2007
GAAP EPS of $2.70 or $2.89 adjusted for
restructuring
Operating cash flow of $107 million
Debt to Capital ratio of 34%
China water heaters still growing strong: $185
million in sales, up 26%
Restructuring activities at motors on track; $5
million in savings realized in 2008
Merger agreement with Smith Investment
Company
2009: GAAP EPS of $2.40 to $2.60

2009 Challenges
Headwinds
Soft housing market throughout 2009;
recession continues
Commercial demand expected to be down
substantially
Slower growth in China
Increased pension expense
Tailwinds
Water heater pricing
Restructuring benefits

2008 Results
Sales 2,304.9 2,312.1   (7.2)      -0.3%
Net Earnings (GAAP) 81.9       88.2       (6.3)      -7%
EPS (reported) 2.70 $    2.85 $    (0.15) $  -5%
Restructuring 0.19 $    0.33 $    (0.14) $
Tax Benefit -        (0.16)      0.16
Adjusted EPS 2.89 $    3.02 $    (0.13) $  -4%
(in millions, except per share)
2008
2007 change % chg.

Fourth Quarter Results
Sales 508.6   569.9   (61.3)      -11%
Net Earnings (GAAP) 6.6      17.0    (10.4)      -61%
EPS (reported) 0.22 $  0.55 $  (0.33) $   -60%
Restructuring 0.07 $  0.26 $  (0.19)
Tax Benefit -      (0.06)   0.06
Adjusted EPS 0.29 $  0.75 $  (0.46) $   -61%
(in millions, except per share)
2008 2007 change % chg.

Water Products 1,451.3 1,423.1 28.2     2%
Electrical Products 858.1     894.0     (35.9)    -4%
Intersegment (4.5)       (5.0)       0.5
Total Sales 2,304.9 2,312.1 (7.2)     -0.3%
2008 Segment Sales
2008 2007 change % chg.
(in millions)

Water Products 346.2     379.0     (32.8)    -9%
Electrical Products 163.2     192.4     (29.2)    -15%
Intersegment (0.8)       (1.5)       0.7
Total Sales 508.6     569.9     (61.3)    -11%
Q4 08 Segment Sales
2008 2007 change % chg.
(in millions)

Water Products 134.7     150.0    (15.3)    -10%
Electrical Products 39.1       23.1      16.0
EPC Restructuring 8.7        22.8      (14.1)
  EPC - adjusted O.P. 47.8       45.9      1.9       4%
Corporate (44.7)     (46.3)     1.6
Total operating profit 137.8     149.6    (11.8)    -8%
Margin
Water Products 9.3% 10.5%
Electrical Products* 5.6% 5.1%
* adjusted for restructuring
2008 Operating Profit
2008 2007
change % chg.
(in millions, except percentages)

Water Products 29.5       45.1      (15.6)    -35%
Electrical Products (5.2)       (18.0)     12.8
EPC Restructuring 2.9        21.2      (18.3)
  EPC - adjusted O.P. (2.3)       3.2        (5.5)
Corporate (10.7)     (12.6)     1.9
Total operating profit 16.5       35.7      (19.2)    -54%
Margin
Water Products 8.5% 11.9%
Electrical Products* -1.4% 1.6%
* adjusted for restructuring
Q4 08 Operating Profit
2008 2007
change % chg.
(in millions, except percentages)

Operating Cash Flow of
$107M
Cash cycle days of 66
vs. 57 last year
8 more inventory days
D&A $66M vs. CAPX
$66M
Debt/Capital 34%
Expect operating cash
flow of $150 million in
2009
107
191
0.0
40.0
80.0
120.0
160.0
200.0
Operating Cash Flow
12/31/08
12/31/07

2009 Outlook

13

14 Replacement 72% China 10% New Construction 18% New Construction 22% China 18% Replacement 60% Water Products Electrical Products But exposure to economic slowdown is limited

Water Heaters
Strong Replacement Markets
0
40,000
80,000
120,000
160,000
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
0
2,000
4,000
6,000
8,000
10,000
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
New Construction
Replacement
Residential (N.A.)
Commercial (N.A.)

Outlook
Volume declines, particularly higher margin
commercial business
Higher pension expense at approximately $10
million
Water heater pricing
China growth
Water Heaters
– 2008 sales increase to $185 M
– Sales projected to be up mid-teens in 2009
Commercial hermetic motor business
– 2009 sales projected to grow
Restructuring benefits

17 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 2008 2009 Forecast 2009 Forecast $2.70 $2.40 - $2.60

In connection with the proposed transaction between A. O. Smith and SICO, the parties intend to file a registration statement on Form S-4 with the SEC containing a joint proxy statement/prospectus.  Such documents, however, are not currently available.  The joint proxy statement/prospectus will be mailed to stockholders of A. O. Smith and SICO.
INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS
REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE,
BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  Investors will be able to obtain a free copy of the joint proxy statement/prospectus filed by A. O. Smith, without charge, at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC.  It will also be available on A. O. Smith’s website (http://www.aosmith.com) by clicking on A. O. Smith Corporation, Investor Relations and then SEC filings.  Copies of the joint proxy statement/prospectus can also be obtained, without charge, once they are filed with the SEC, by directing a request to A. O. Smith Corporation, Attention: Investor
Relations, 11270 West Park Place, Milwaukee, Wisconsin 53224.
A. O. Smith, SICO and their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the stockholders of A.
O. Smith and SICO in connection with the proposed transaction. Information about the directors and executive officers of A. O. Smith and SICO and their respective interests in the proposed transaction will be available in the joint proxy statement/prospectus.